Thomas White International Fund

Ticker: TWWDX

Supplement dated March 16, 2010

to the Summary Prospectus and Statutory Prospectus,

each dated March 1, 2010 (the “Prospectuses”)

On March 15, 2010, the Board of Trustees of Lord Asset Management Trust approved a new fee waiver/expense limitation agreement on behalf of the Thomas White International Fund (the “Fund”), pursuant to which Thomas White International, Ltd. (the “Advisor”) has agreed to limit the Fund’s fees and/or reimburse other expenses of the Fund to the extent necessary to limit the operating expenses of the Fund to 1.40% (as a percentage of the average daily net assets of the Fund).

As a result of this change, the Prospectuses are revised by replacing the table entitled “Annual Fund Operating Expenses” under the section entitled “Fees and Expenses of the Fund” in its entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.46%
Fee Waiver and/or Expense Reimbursement*	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.40%

* The Advisor (as defined below) has entered into a fee waiver/expense reimbursement agreement to waive its fees and/or reimburse the Fund to the extent that the Fund’s operating expenses exceed 1.40% of the Fund’s average daily net assets. Operating expenses include, without limitation, any fees or expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. The fee waiver/expense reimbursement agreement expires February 28, 2011. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee waiver/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

Investors should retain this supplement for future reference.